UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): February 13, 2023
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Since the acquisition of Neustar, Inc. (“Neustar”) on December 1, 2021, we have reflected all Neustar revenue in the Emerging Verticals within our U.S. Markets segment. Beginning in the fourth quarter 2022, we integrated the Neustar sales team into our legacy vertically-aligned sales teams, and a portion of the Neustar revenue is now included in the Financial Services vertical. We have recast the revenue reported for each vertical in U.S. Markets in the historical periods to be consistent with the fourth quarter 2022 presentation, which provides comparability among the periods. This recast has no net impact on our overall financial statements in 2022.
Set forth in the table below are the recast historical financials (unaudited) for our U.S. Markets segment for each of the three months ended March 31, 2022, June 30, 2022 and September 30, 2022; the nine months ended September 30, 2022; the three months ended December 31, 2021; and the 12 months ended December 31, 2021.
The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by TransUnion under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
TRANSUNION AND SUBSIDIARIES
RECAST HISTORICAL FINANCIAL INFORMATION
U.S. Markets Revenue Recast (Unaudited)

	Three months ended			Nine months ended	Three months ended	Twelve months ended
(in millions)	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2022	December 31, 2021	December 31, 2021

Revenue:
Financial Services	$304.2	$331.1	$323.3	$958.6	$278.6	$1,090.0
Emerging Verticals	295.7	302.3	297.8	895.8	201.9	701.0
U.S. Markets	$599.9	$633.4	$621.1	$1,854.4	$480.5	$1,791.0

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: February 13, 2023	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer